UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2007
DivX, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33029 (Commission File Number)	33-0921758 (I.R.S. Employer Identification No.)

4780 Eastgate Mall San Diego, California (Address of principal executive offices)	92121 (Zip Code)
Registrant’s telephone number, including area code: (858) 882-0600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On April 20, 2007, John A. Tanner, our Chief Financial Officer, informed us that he would resign as our Chief Financial Officer as of the end of May 2007. Mr. Tanner has agreed to remain with us in a consulting role beyond the end of May if necessary during the search for and transition to a replacement chief financial officer.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVX, INC.
Dated: April 24, 2007	By:	/s/ David J. Richter
	Name:	David J. Richter
	Title:	General Counsel and SVP, Corporate Development